Exhibit 99.28

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                  February 1998

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-11

     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     1)   The amount of such distribution allocable to principal:

     Class 1-A1...........$45.19993321
     Class 1-A2...........$ 0.00000000
     Class 1-A3...........$ 0.00000000
     Class 1-A4...........$ 0.00000000
     Class 1-A5...........$ 0.00000000
     Class 1-PO...........$ 0.86354847
     Class 1-M............$ 0.71257761
     Class 1-B1...........$ 0.71257671
     Class 1-B2...........$ 0.71257721
     Class 1-B3...........$ 0.71257588
     Class 1-B4...........$ 0.71258322
     Class 1-B5...........$ 0.71258064
     Class 1-R............$ 0.00000000

     2) Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 1-A1........$  44.02559709      Class 1-M..........$   0.00000000
     Class 1-A2........$   0.00000000      Class 1-B1.........$   0.00000000
     Class 1-A3........$   0.00000000      Class 1-B2.........$   0.00000000
     Class 1-A4........$   0.00000000      Class 1-B3.........$   0.00000000
     Class 1-A5........$   0.00000000      Class 1-B4.........$   0.00000000
     Class 1-PO........$   0.84111268      Class 1-B5.........$   0.00000000
                                           Class 1-R..........$   0.00000000

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest

          Class 1-A1.......$         5.66166347
          Class 1-A2.......$         5.83333333
          Class 1-A3.......$         5.83333340
          Class 1-A4.......$         5.83333354
          Class 1-A5.......$         5.83333333
          Class 1-PO.......$         0.00000000
          Class 1-M........$         5.82498776
          Class 1-B1.......$         5.82498739
          Class 1-B2.......$         5.82498669
          Class 1-B3.......$         5.82498802
          Class 1-B4.......$         5.82524634
          Class 1-B5.......$         5.82492373
          Class 1-R........$         0.00000000
          Class 1-S........$         0.00000000

     4)   Amount of distribution allocable to Unanticipated Recoveries:

     Class 1-A1.........$           0.00
     Class 1-A2.........$           0.00
     Class 1-A3.........$           0.00
     Class 1-A4.........$           0.00
     Class 1-A5.........$           0.00
     Class 1-PO.........$           0.00
     Class 1-M..........$           0.00
     Class 1-B1.........$           0.00
     Class 1-B2.........$           0.00
     Class 1-B3.........$           0.00
     Class 1-B4.........$           0.00
     Class 1-B5.........$           0.00
     Class 1-R..........$           0.00

     5)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution: .......$      99,568.44

(b)  The amounts below are for the aggregate of all certificates.

     6)   The Pool Scheduled Principal Balances:                $ 479,406,107.13
          Number of Mortgage Loans:                                        1,603

     7) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:
                                Aggregate                   Single
                             Principal Balance         Certificate Balance
                             -----------------         -------------------
           Class 1-A1.......$ 264,916,120.80            $       925.37
           Class 1-A2.......$  30,042,000.00            $     1,000.00
           Class 1-A3.......$  47,129,000.00            $     1,000.00
           Class 1-A4.......$  15,836,000.00            $     1,000.00
           Class 1-A5.......$ 100,143,000.00            $     1,000.00
           Class 1-PO.......$      99,968.03            $       997.31
           Class 1-M........$   7,746,361.44            $       997.86
           Class 1-B1.......$   4,747,802.11            $       997.86
           Class 1-B2.......$   3,747,949.72            $       997.86
           Class 1-B3.......$   2,498,633.14            $       997.86
           Class 1-B4.......$     749,390.37            $       997.86
           Class 1-B5.......$   1,749,881.52            $       997.86
           Class 1-R........$           0.00            $         0.00
           Class 1-S........$ 473,375,677.02            $       956.76

     8) The following pertains to any real estate acquired on behalf of Certificateholders:
               Book Value...............................$         0.00
               Unpaid Principal Balance.................$         0.00

     9)   The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth  above:.....................$         0.00

     10) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:
                                         Loans             Principal Balance
                                         -----             -----------------
          *(1)  *30-59 days                 9              $  3,068,977.17
           (2)  60-89 days                  1              $    283,799.56
           (3)  90 days or more             0              $          0.00
           (4)  in foreclosure              0              $          0.00


     11)  The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:                               $          0.00
                                                                         0

     12)  Aggregate Scheduled Principal Balance and number of modified loans:
                                                           $          0.00
                                                                         0

     13)  Certificate Interest Rate of:

          Class 1-S Certificates:                 0.000000%

     14)  Senior Percentage:  ............................         95.68213200%

     15)  Senior   Prepayment   Percentage:    ...........        100.00000000%

     16)  Class A5 Percentage:............................          0.00000000%

     17)  Class  A5   Scheduled   Distribution   Percentage
          for Distribution Date:..........................          0.00000000%

     18)  Class  A5  Prepayment   Distribution   Percentage
          for   Distribution Date:........................          0.00000000%

     19)  Junior Percentage: .............................          4.31786800%

     20)  Junior Prepayment Percentage:  .................          0.00000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.